Exhibit (n)(4)

FORM OF

SCHEDULE I, DATED ____________________, TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY ADVISOR FUNDS, DATED _____________________

FIDELITY ADVISOR SERIES I

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Asset Allocation Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Balanced Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Dividend Growth Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Dynamic Capital Appreciation Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Equity Growth Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Equity Income Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Equity Value Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Fifty Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Growth & Income Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Growth Opportunities Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Large Cap Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Leveraged Company Stock Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Mid Cap Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Small Cap Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Strategic Growth Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Value Strategies Fund:
Initial Class	none	none	none	none
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES II

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Floating Rate High Income Fund:
Fidelity Floating Rate High Income Fund	none	none	none	none
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.55	none	0.15
Class C	contingent deferred	0.55	none	0.25
Institutional Class	none	none	none	none
Advisor Government Investment Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor High Income Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor High Income Advantage Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Intermediate Bond Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Mortgage Securities Fund:
Fidelity Mortgage Securities Fund	none	none	none	none
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Municipal Income Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Short-Fixed Income Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.15
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Strategic Income Fund:
Class A*	front-end	0.00	none	0.15
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Biotechnology Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Consumer Industries Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Cyclical Industries Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Developing Communications Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Electronics Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Financial Services Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Health Care Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Natural Resources Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Real Estate Fund:
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.25	none	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Technology Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Telecommunications & Utilities Growth Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VIII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Diversified International Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Emerging Asia Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Emerging Markets Income Fund:
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.00	none	0.25
Class B	contingent deferred	0.65	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Europe Capital Appreciation Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Global Equity Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor International Capital Appreciation Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Japan Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Korea Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Latin America Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Overseas Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Advisor Value Leaders Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY BEACON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Tax Managed Stock Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY CALIFORNIA MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan California Municipal Income Fund:
Spartan California Municipal Income Fund	none	none	none	none
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.25	none	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY FIXED-INCOME TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Inflation-Protected Bond Fund:
Fidelity Inflation-Protected Bond Fund	none	none	none	none
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.25	none	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none
Fidelity Investment Grade Bond Fund:
Fidelity Invest- ment Grade Bond Fund	none	none	none	none
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.25	none	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY INVESTMENT TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity International Small Cap Fund:
Fidelity International Small Cap Fund	none	none	none	none
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY NEW YORK MUNICIPAL TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Spartan New York Municipal Income Fund:
Spartan New York Municipal Income Fund	none	none	none	none
Class A*	front-end	0.00	none	0.25
Class T*	front-end	0.25	none	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	MAXIMUM DIRECTED BROKERAGE EXPENSES (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Advisor Aggressive Growth Fund:
Class A*	front-end	0.00	0.10	0.25
Class T*	front-end	0.25	0.10	0.25
Class B	contingent deferred	0.75	none	0.25
Class C	contingent deferred	0.75	none	0.25
Institutional Class	none	none	none	none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.